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                                                                  EXHIBIT 10.174

                AMENDMENT NO. 4 TO CREDIT AND SECURITY AGREEMENT
                ------------------------------------------------


         THIS AMENDMENT NO. 4 TO CREDIT AND SECURITY AGREEMENT (this "Agreement") made effective as of the 30th day of June 2001, by and among APPLIED BIOSCIENCE INTERNATIONAL INC., a Delaware corporation, its successors and assigns ("Lender"), ENVIRON HOLDINGS, INC., a Delaware corporation ("EHI"), ENVIRON INTERNATIONAL CORPORATION (formerly APBI Environmental Sciences Group, Inc.), a Virginia corporation ("EIC", together with EHI, the "Original Borrowers") and ENVIRON FACILITY SERVICES CORPORATION, a Virginia corporation ("EFSC", together with EHI and EIC, each a "Borrower", and collectively, the "Borrowers").

                                    RECITALS
                                    --------

         A. The Borrowers are parties to a certain Credit and Security Agreement, along with the Lender dated February 2, 1999 (as thereafter amended, modified and renewed from time to time, the "Credit Agreement"), pursuant to which the Lender has agreed to make available certain credit facilities consisting of (i) a revolving credit facility in the maximum principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000) (the "Revolving Credit Facility") to provide working capital to the Original Borrowers, (ii) a term loan (the "Term Loan") in the amount of Seven Million Dollars ($7,000,000) to be used to pay a portion of the Purchase Price (as defined in the Credit Agreement), (iii) letters of credit ("Letters of Credit") to be used for general corporate purposes by the Original Borrowers, and (iv) an acquisition loan in the amount of Eighteen Million Dollars ($18,000,000), also to pay a portion of the Purchase price. As set forth in that certain Amendment No. 2 and Restatement of Credit and Security Agreement dated November 24, 1999 by and among Lender and the Original Borrowers, the Term Loan has been satisfied and the Lender has no obligation to make any loans under the

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Revolving Credit Facility or to issue any Letters of Credit to or for the benefit of the Original Borrowers under the Credit Agreement.

         B. The Borrowers' obligations under the Credit Agreement and the other Credit Documents are guaranteed by Environ UK Limited, formerly Environmental Assessment Group Limited, a company limited by shares organized under the laws of England and Wales ("EAGL") pursuant to the terms of that certain Unconditional Guaranty dated November 24, 1999 (as thereafter amended, modified and renewed from time to time, the "Guaranty"), and secured by, among other things, that certain Mortgage Debenture from EAGL in favor of the Lender dated November 24, 1999 (as thereafter amended, modified and renewed from time to time, the "Mortgage Debenture"). The Borrowers' obligations under the Credit Agreement and the other Credit Documents are also secured, by among other things, that certain Pledge Agreement from EHI in favor of the Lender dated November 24, 1999, pursuant to which EHI pledged to the Lender all of the outstanding stock of EAGL (as thereafter amended, modified and renewed from time to time, the "U.K. Pledge Agreement").

         C. In order to avoid certain potential adverse tax consequences, the Borrowers have requested that the Lender (i) release EAGL as a guarantor under the Guaranty (ii) release the Lender's lien on any Collateral owned by EAGL and created pursuant to the Mortgage Debenture, and (iii) reduce the percentage of EAGL's outstanding stock pledged to the Lender pursuant to the U.K. Pledge Agreement from one hundred percent (100%) to sixty-six percent (66%), and the Lender has agreed on the condition, among others, that the Borrowers execute this Agreement.





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         D. EHI has entered into that certain Share Purchase Agreement (the
"EFSC Stock Purchase Agreement") with Energy Facility Services, Inc., a Texas Corporation ("EFSI"), to sell to ESFI all of the outstanding shares of EFSC (the "EFSC Sale") and has requested in connection with the EFSC Sale that the Lender
(i) consent to the EFSC Sale, (ii) release EFSC as a Borrower under the Credit Agreement and all of the other Credit Documents and release EFSC from any and all further liability under the Credit Documents, (iii) consent to the accelerated payment of the purchase price in connection with the repurchase of 875 shares of Class A common stock and 1 share of Class B common stock of EHI owned by Garland Faulk in accordance with the Shareholder Agreement (the "Faulk Stock Repurchase"), and (iv) release the Lender's lien on any Collateral owned by EFSC and created pursuant to the Credit Agreement or any other Credit Document.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers and the Lender do hereby agree as follows:


         1.  Recitals. The parties hereto acknowledge and agree that the above
             --------
Recitals are true and correct in all material respects and that the same are incorporated herein and made a part hereof by reference.

         2.  Defined Terms.  Capitalized terms used herein and not otherwise
             -------------
defined shall have the meanings ascribed to them in the Credit Agreement.

         3.  Release of EAGL as Guarantor and Lender's Liens on Collateral of
             ----------------------------------------------------------------

EAGL. Subject to the terms of this Agreement, the Lender hereby (i) releases
----
EAGL as a Guarantor under the Guaranty, (ii) releases the Lender's Lien on any Collateral owned by EAGL and


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created pursuant to the Mortgage Debenture and agrees to promptly return the
Guaranty and the Mortgage Debenture (to the extent Lender has or may obtain such instrument by employing commercially reasonable efforts) to the Borrowers, provided, that the Borrowers shall be responsible for all of the Lender's fees and expenses associated therewith, including, without limitation, the Lender's reasonable attorney's fees, (iii) agrees that Lender's lien on the outstanding shares of EAGL constituting Collateral shall be limited at all times to 66% of the issued and outstanding shares of EAGL and (iv) releases and forever discharges EAGL from any and all claims, demands, actions, causes of action, rights of action, obligations, or liabilities of any nature whatsoever, at law or in equity or by statute, known or unknown, which are related to the Guaranty or the Mortgage Debenture.

         4. Release of EFSC and Lender's Liens on Collateral of EFSC. The Lender
            --------------------------------------------------------
hereby consents to the EFSC Sale and the Faulk Stock Repurchase, and subject to the terms of this Agreement, hereby (i) releases EFSC as a Borrower under the Credit Agreement and all of the other Credit Documents, (ii) releases the Lender's Lien on any Collateral owned by EFSC and created pursuant to the Credit Agreement and any other Credit Document and agrees to promptly execute and deliver to the Borrowers, UCC-3's releasing the Lender's Lien on any of the Collateral owned by EFSC, and (iii) releases and forever discharges EFSC from any and all claims, demands, actions, causes of action, rights of action, obligations, or liabilities of any nature whatsoever, at law or in equity or by statute, known or unknown, which are related to any of the Credit Documents.

         5. Release of the Lender. (i) EFSC and its successors, assigns and
            ---------------------
anyone claiming under them, hereby release and forever discharge the Lender, its parent, subsidiaries, affiliates, divisions, agents, attorneys, officers, directors, employees, and each of their successors and


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assigns, from any and all claims, demands, actions, causes of action, rights of action, obligations, or liabilities of any nature whatsoever, at law or in equity or by statute, known or unknown, which are related to the Credit Documents and (ii) EAGL and its successors, assigns and anyone claiming under them, hereby release and forever discharge the Lender, its parent, subsidiaries, affiliates, divisions, agents, attorneys, officers, directors, employees, and each of their successors and assigns, from any and all claims, demands, actions, causes of action, rights of action, obligations, or liabilities of any nature whatsoever, at law or in equity or by statute, known or unknown, which are related to the Guaranty or the Mortgage Debenture.

         6. Definitions. From and after the effective date hereof, Section 1.07
            -----------
(Definitions) of the Credit Agreement shall be modified as follows:

                (i) The definitions of "Guaranty Agreement" and "UK Credit Documents" are hereby deleted in their entirety and all references in the Credit Agreement to such terms shall be deleted in their entirety.

                (ii) The definition of "Guarantor" is hereby deleted in its entirety and all references in the Credit Agreement to "Guarantor" shall be deemed to be a reference to "EAGL", except that all references to "Guarantor" in the following provisions of the Credit Agreement shall be deleted in their entirety: (a) the defined term "Seller Subordinated Obligations" in Section 1.07, (b) Sections 2D.03 and 2E.04(d), and (c) the introductory paragraph of
Article V.

                (iii) (a) The "Guarantor" or "EAGL" is hereby deleted from the definition of "Obligors" with respect to (1) the defined term "Lock-Box" in
Section 1.07 and (2) Sections 2E.03(a)(v), 4.06, 4.12, 6.01(a), 6.01(b) and
6.02, and (b) with respect to Section 4.23,


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the definition of "Obligors" is hereby deleted in its entirety and shall be deemed to be a reference to the "Borrower Group". Except as otherwise specifically set forth herein, each reference to the term "Obligors" in the Credit Agreement shall hereafter be deemed to be a reference to each Borrower and EAGL. Notwithstanding the inclusion of EAGL as an "Obligor" in certain Sections of the Credit Agreement (including, without limitation, Sections 6.01(c), 6.04, 7.08, 7.10 and 7.14), it is understood and agreed that EAGL is not a signatory to the Credit Agreement and EAGL shall not be construed to be a pledgor or guarantor of the Obligations within the meaning of Section 956(d) of the Code.

                (iv) Clause (a) of the definition of "Permitted Investments" is hereby amended and restated in its entirety as follows:

            (a) any Investment in any Person that is a Subsidiary of such
                Borrower (provided that total aggregate Investments in all such Persons may not exceed $6,000,000);

                (v) (a) Each reference to the term "Borrower" with respect to clauses (a), (b) and (d) only of the defined term "Permitted Indebtedness" shall hereafter be deemed to be a reference to each Borrower and EAGL, and (b) each reference to the term "Borrower" with respect to clauses (a) through (g) only of the defined term "Permitted Investments" shall hereafter be deemed to be a reference to each Borrower and EAGL.

         7. Conditions to All Revolving Credit. From and after the effective date hereof, paragraph (b) of Section 2E.04 (Conditions to All Revolving Credit Including the Initial Revolving Credit) is hereby deleted in its entirety, and, all references with respect to an opinion of United Kingdom counsel for EAGL in paragraph (c) of Section 2E.04 are hereby deleted in their entirety.


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         8. Security Interest. From and after the effective date hereof, Section
            -----------------
4A.01(j) is hereby amended and restated in its entirety as follows:

            (a) All of each Borrower's "securities" (whether certificated or uncertificated), "security entitlements," "securities accounts," " commodity contracts," "commodity accounts" and other "investment property" (as defined in Article 8A or Article 9 of the UCC, as the case may be) ("Investment Property"). Notwithstanding anything provided herein to the contrary, the lien created herein shall be limited with respect to securities of EAGL to sixty-six percent (66%) of the shares of each class of issued and outstanding securities of EAGL;

         9. Conditions Precedent. This Agreement, other than Section 4 and
            --------------------
clause (i) of Section 5, shall become effective immediately upon the last to occur of the following:

                (a) The Lender shall have received an Amended and Restated Pledge Agreement (United Kingdom Stock) from EHI in favor of the Lender in such form and substance as the Lender shall require;

                (b) Pursuant to Section 4.12 of the Credit Agreement, the Lender shall have received payment of its reasonable attorneys' fees in connection with the preparation, review, negotiation and execution of this Agreement and of all other instruments, certificates and documents related hereto or executed in connection herewith; and

                (c) The Lender shall received such other information, instruments, opinions, documents, certificates and reports as the Lender may deem necessary, each of which shall be satisfactory in form and substance to the Lender.

         10. Conditions Precedent to Section 4 and Clause (i) of Section 5.
             -------------------------------------------------------------
Section 4 and clause (i) of Section 5 of this Agreement shall not be effective until the Lender shall have received and reviewed to its satisfaction a fully executed copy of the EFSC Stock Purchase


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Agreement with all attached schedules and exhibits attached thereto and each of the other conditions precedent in Section 9 shall have been satisfied.

         11. Counterparts. This Agreement may be executed in any number of
             ------------
duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.

         12. Credit Documents; Governing Law; Etc. This Agreement is one of the
             ------------------------------------
Credit Documents defined in the Credit Agreement and shall be governed and construed in accordance with the laws of the Commonwealth of Virginia. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.

         13. Acknowledgments. The Borrowers hereby confirm to the Lender the
             ---------------
enforceability and validity of each of the Credit Documents, as amended hereby. In addition, the Borrowers hereby agree the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of the Borrowers under the terms of any of the Credit Documents, except as otherwise specifically set forth in this Agreement. The Borrowers issue, ratify and confirm the representations, warranties and covenants contained in the Credit Documents.

         14. Modifications. This Agreement may not be supplemented, changed,
             -------------
waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.



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         15. Full Force and Effect. Except as expressly set forth above, the
             ---------------------
provisions of the Credit Agreement shall continue in full force and effect and are hereby ratified and confirmed. A default under this Agreement shall be a default under the Credit Agreement.

         16. Severability. Every provision of this Agreement is intended to be
             ------------
severable, and if any term or provision hereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

         17. Effective Date. Notwithstanding the date on which this Agreement is
             --------------
executed, the parties desire that the effective date of the amendments and releases contained herein shall be June 30, 2001.


                         [SIGNATURES BEGIN ON NEXT PAGE]





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         IN WITNESS WHEREOF the parties hereto have caused this Agreement to be made effective as of the day and year first above written.

                                       LENDER:

WITNESS:                               APPLIED BIOSCIENCE INTERNATIONAL INC.

/s/B. Judd Hartman                     By:  /s/Fred B. Davenport, Jr.    (SEAL)
-------------------------                 -------------------------------
                                          Name:  Fred B. Davenport, Jr.
                                          Title:  Vice President


                                       BORROWERS:

                                       ENVIRON HOLDINGS, INC.,
                                       a Delaware corporation


__________________________             By:  /s/Guy H. Lewis              (SEAL)
                                          -------------------------------
                                          Name:  Guy H. Lewis
                                          Title: Chief Financial Officer


                                       ENVIRON INTERNATIONAL CORPORATION,
                                       a Virginia corporation


__________________________             By:  /s/Guy H. Lewis              (SEAL)
                                          -------------------------------
                                          Name:  Guy H. Lewis
                                          Title:  Chief Financial Officer

                                       ENVIRON FACILITY SERVICES CORPORATION,
                                       a Virginia corporation


__________________________             By:  /s/Guy H. Lewis              (SEAL)
                                          -------------------------------
                                          Name:  Guy H. Lewis
                                          Title:  Chief Financial Officer



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                                            RELEASED GUARANTOR:


                                            ENVIRON UK LIMITED
                                            (formerly Environmental Assessment
                                            Group Limited), a company limited by
                                            shares organized under the laws of
                                            England and Wales


                                            By:  /s/Ian Bailey            (SEAL)
-------------------------------               ---------------------------
                                               Name: Ian Bailey
                                               Title: Director




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